                                                                     Exhibit 2.2

                                MEMBER AGREEMENT

                                  BY AND AMONG

                          OGLETHORPE POWER CORPORATION
                (AN ELECTRIC MEMBERSHIP GENERATION & TRANSMISSION
                                  CORPORATION),

                        GEORGIA TRANSMISSION CORPORATION
                      (AN ELECTRIC MEMBERSHIP CORPORATION),

                      GEORGIA SYSTEM OPERATIONS CORPORATION

                                       AND

                   THE MEMBERS OF OGLETHORPE POWER CORPORATION
                        IDENTIFIED ON THE SIGNATURE PAGES


                                 August 1, 1996
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                                TABLE OF CONTENTS

                                    ARTICLE 1

DEFINITIONS..................................................................2
      1.1   Defined Terms....................................................2
            (a)   "Business Day".............................................2
            (b)   "Closing"..................................................2
            (c)   "Closing Conditions".......................................2
            (d)   "Closing Date".............................................2
            (e)   "Effective Date"...........................................2
            (f)   "Existing Wholesale Power Contracts".......................2
            (g)   "GSOC Asset Transfer Date".................................2
            (h)   "ITSA".....................................................2
            (i)   "ITSA O&M Agreement".......................................2
            (j)   "Joint Committee Agreement"................................3
            (k)   "Members"..................................................3
            (l)   "New Wholesale Power Contracts"............................3
            (m)   "OPC Bylaw Amendments".....................................3
            (n)   "OPC Closing Date Distribution"............................3
            (o)   "RUS"......................................................3
            (p)   "System Operations Assets".................................3
            (q)   "System Operations Business"...............................3
            (r)   "System Operations Contracts"..............................3
            (s)   "System Operations Liabilities"............................4
            (t)   "Transmission Assets"......................................4
            (u)   "Transmission Business"....................................4
            (v)   "Transmission Contracts"...................................4
            (w)   "Transmission Liabilities".................................5
      1.2   Restructuring Agreement Definitions..............................5
      1.3   Other Definitions................................................5

                                    ARTICLE 2

NEW RELATIONSHIPS AMONG THE MEMBERS, OPC, GTC AND GSOC.......................5
      2.1   New Wholesale Power Contracts....................................5
      2.2   OPC Closing Date Distribution....................................6
            (a)   Allocation Among Members...................................6
            (b)   Methodology for Charging Each Member's Patronage Account...6
      2.3   Membership in and Capitalization of GTC..........................6
            (a)   Amount of Contributions....................................6
            (b)   OPC As Member of GTC.......................................6
      2.4   Transmission Contracts...........................................7


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

      2.5   System Operations Contracts......................................7
      2.6   Membership in and Capitalization of GSOC.........................7
            (a)   Amount of Contributions....................................7
            (b)   OPC as Member of GSOC......................................7
      2.7   Withdrawal from OPC..............................................7

                                    ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF OPC........................................8
      3.1   Organization and Qualification, Etc..............................8
      3.2   Authorization, Etc...............................................8
      3.3   Non-Contravention................................................8
      3.4   Governmental Consents, Etc.......................................9

                                    ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF GTC AND GSOC...............................9
      4.1   Organization and Qualification, Etc..............................9
      4.2   Authorization, Etc...............................................9
      4.3   Non-Contravention...............................................10
      4.4   Governmental Consents, Etc......................................10

                                    ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF THE MEMBERS...............................11
      5.1   Organization and Qualification, Etc.............................11
      5.2   Authorization, Etc..............................................11
      5.3   Non-Contravention...............................................11
      5.4   Governmental and Other Consents.................................12
      5.5   Access to Information...........................................12

                                    ARTICLE 6

ADDITIONAL COVENANTS AND AGREEMENTS.........................................12
      6.1   Modifications to Restructuring Agreement........................12
      6.2   GTC Bylaws......................................................12
      6.3   Cost Allocations Reflected in Rates.............................12
      6.4   HSR Act Filings.................................................13
      6.5   Consents, Authorizations, Etc...................................13
      6.6   Access; Confidentiality.........................................13
            (a)   Access....................................................13
            (b)   Confidentiality...........................................14
      6.7   Expenses........................................................14


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      6.8   Publicity.......................................................14
      6.9   Restrictions on Certain Exclusive Actions.......................14
      6.10  Actions to Avoid and Notices of, Breaches of Representations
            and Warranties..................................................15
      6.11  Additional Agreements...........................................15

                                    ARTICLE 7

CLOSING CONDITIONS..........................................................15
      7.1   Closing Conditions..............................................15
            (a)   Conditions Under Restructuring Agreement..................15
            (b)   Hart-Scott-Rodino.........................................15

                                    ARTICLE 8

CLOSING.....................................................................16
      8.1   Closing.........................................................16
      8.2   Pre-Closing.....................................................16

                                    ARTICLE 9

TERMINATION AND ABANDONMENT.................................................16
      9.1   Termination and Abandonment.....................................16
            (a)   By Mutual Action..........................................16
            (b)   By OPC....................................................17
      9.2   Procedure for Termination.......................................17
      9.3   Effect of Termination...........................................17

                                   ARTICLE 10

MISCELLANEOUS...............................................................17
      10.1  Survival........................................................17
      10.2  Dispute Resolution and Arbitration..............................17
            (a)   Arbitration Procedures....................................18
            (b)   Arbitration Decision......................................18
      10.3  Specific Performance, Etc.......................................18
      10.4  Waiver..........................................................18
      10.5  Notices.........................................................19
      10.6  Counterparts; Facsimile Delivery................................19
      10.7  Headings........................................................20
      10.8  Amendment.......................................................20
      10.9  Severability....................................................20
      10.10 Miscellaneous...................................................20


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                         LIST OF SCHEDULES AND EXHIBITS

                                    Schedules

Schedule 2.6      Percentage Contribution To Be Made by Each Member to GSOC
Schedule 5.3      Member Non-Contravention Exceptions

                                    Exhibits
                                    --------
Exhibit A         New Wholesale Power Contract
Exhibit B         Draft of GSOC Operation Services Tariff
Exhibit C         Draft of GTC Transmission Service Tariff
Exhibit D         Form of Withdrawal Agreement
Exhibit E         Form of Notice of Intent to Withdraw
Exhibit F         Form of GSOC Member Application


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                          LIST OF CERTAIN DEFINED TERMS
                   DEFINED IN SECTIONS OTHER THAN SECTION 1.1

Term                                                                     Section
----                                                                     -------
Additional GTC Contract                                                     4.2
Additional GSOC Contract                                                    4.2
Additional Member Contract                                                  5.2
Additional OPC Contract                                                     3.2
Agreement                                                              Preamble
Applicable Additional Contract                                              6.5
Closing                                                                     8.1
Confidential Material                                                     6.6(b)
GSOC                                                                   Preamble
GTC                                                                    Preamble
GTC Contributions                                                         2.3(a)
HSR Act                                                                     3.4
OPC                                                                    Preamble
OPC Closing Date Distribution                                               2.2
Pre-Closing                                                                 8.2
Representatives                                                           6.6(b)
Restructuring Agreement                                                Preamble

                                MEMBER AGREEMENT

      This Member Agreement (this "Agreement") is dated as of August 1, 1996, by and among Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) ("OPC"), Georgia Transmission Corporation (An Electric Membership Corporation) ("GTC"), Georgia System Operations Corporation ("GSOC") and the Members of OPC identified on the signature pages as signatories of this Agreement.

                              BACKGROUND STATEMENT

      Since its formation, OPC has provided generation, transmission and ancillary and other related services for the 39 electric membership cooperatives that are Members of OPC in order to satisfy such Members' requirements for power. Because of the increasing competition occurring in the electric industry and related changes in law and regulation, OPC and the Members have determined that it is in their mutual best interests to restructure OPC to provide greater flexibility for the future and to settle certain issues and controversies confronting OPC and the Members, as contemplated by the Statement of Agreement, dated November 21, 1995 among representatives of OPC and certain Members named therein, as approved by the OPC Board of Directors on December 4, 1995.

      A separate Restructuring Agreement among OPC, GTC and GSOC, dated as of March 29, 1996, as amended, restated and superseded by the First Amended and Restated Restructuring Agreement, among OPC, GTC and GSOC, dated as of August 1, 1996 (as it may be further amended or restated, the "Restructuring Agreement") sets forth the terms and conditions on which the restructuring and related changes will occur. Among other things, the restructuring will separate OPC's "Transmission Business" substantially as an entirety and its "System Operations Business" substantially as an entirety (as such terms are defined below) from OPC's generation business and any other retained business. OPC will transfer the Transmission Business to GTC and the System Operations Business to GSOC.

      The Members are joining OPC, GTC and GSOC in executing and delivering this Agreement to evidence their agreement among themselves and with OPC, GSOC and GTC as to those matters contemplated by the Restructuring Agreement and by this Agreement that directly involve the Members in their capacities as separate corporations.
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                                    AGREEMENT

      In consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

      1.1 Defined Terms. For the purposes of this Agreement, the following terms, whether singular or plural, shall have the meanings set forth below:

            (a) "Business Day" shall mean any day on which both: (i) OPC is open for business, and (ii) commercial banks in the City of Atlanta or in the City of New York are not authorized or required to close.

            (b) "Closing" shall have the meaning specified in Section 8.1 of the Restructuring Agreement and Section 8.1 of this Agreement.

            (c) "Closing Conditions" shall mean all of the conditions set forth in Article 7 of this Agreement.

            (d) "Closing Date" shall mean the date on which the Closing occurs.

            (e) "Effective Date" shall mean (i) January 1, 1997, or (ii) such other date as the parties to the Restructuring Agreement may mutually establish.

            (f) "Existing Wholesale Power Contracts" shall mean the Amended and Consolidated Wholesale Power Contracts, dated as of December 1, 1988, between OPC and each of OPC's 39 Members pursuant to which such Members currently purchase electric power and transmission services from OPC.

            (g) "GSOC Asset Transfer Date" shall mean the date on which the System Operations Assets are sold and transferred to GSOC and GSOC assumes certain System Operations Liabilities pursuant to Section 2.6 of the Restructuring Agreement.

            (h) "ITSA" shall mean the Revised and Restated Integrated Transmission System Agreement, dated as of November 12, 1990, between OPC and Georgia Power Company.

            (i) "ITSA O&M Agreement" shall mean the Transmission Facilities Operation and Maintenance Contract between Georgia Power Company and OPC, dated as of June 9, 1986.


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

            (j) "Joint Committee Agreement" shall mean the Joint Committee Agreement, dated as of August 27, 1976, among Georgia Power Company, OPC, Municipal Electric Authority of Georgia and the City of Dalton, Georgia, as amended by the First Amendment thereto, dated as of June 19, 1978.

            (k) "Members" generally shall mean the Members of OPC that are parties to this Agreement and are identified on the signature pages as signatories of this Agreement. When the context clearly requires otherwise, "Members" shall mean all 39 Members of OPC, including any Non-Party Members.

            (l) "New Wholesale Power Contracts" shall mean the Amended and Restated Wholesale Power Contracts, by and between OPC and each of the Members, substantially in the form attached hereto as Exhibit A.

            (m) "OPC Bylaw Amendments" shall mean the amendments to OPC's Bylaws relating to the election of directors, in the form adopted by the OPC member representatives at their March 29, 1996, annual meeting, subject to the conditions set forth in Section 3.1(a) of the Restructuring Agreement, as such Bylaw amendments may be amended pursuant to Section 3.1(b) of the Restructuring Agreement.

            (n) "OPC Closing Date Distribution" shall mean the distribution to be made by OPC on the Closing Date, as contemplated by Section 2.3 of the Restructuring Agreement and Section 2.2 of this Agreement.

            (o) "RUS" shall mean the Rural Utilities Service, as successor to the Rural Electrification Administration, which is an agency of the United States Department of Agriculture, or any governmental agency succeeding to its powers and functions.

            (p) "System Operations Assets" shall mean the computers, other equipment, equipment leases, and other property of OPC identified on Schedule 1.1(af) to the Restructuring Agreement as constituting the System Operations Assets, as such Schedule may be amended by OPC and GSOC from time to time, all of which assets are used to perform system operations services.

            (q) "System Operations Business" shall mean the performance of system operations services and the use and ownership of and rights to the System Operations Assets and shall include the System Operations Liabilities.

            (r) "System Operations Contracts" shall mean (i) the contracts by and between GSOC and each Member electing to enter into such a contract (the "Member System Operations Contracts"), substantially in the form attached as Appendix A to the Operation Services Tariff of GSOC, a draft of which tariff is attached hereto as Exhibit B, as such tariff may be revised from time to time and, when it becomes available, the final form of such tariff, (ii) the contracts


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

relating to system operations services referred to in the Restructuring Agreement to be agreed to between GSOC and OPC and between GSOC and GTC, respectively, as such contracts are executed and delivered by the parties thereto, and (iii) the generation services contract to be agreed to between GSOC and OPC, as such contract is executed and delivered by the parties thereto.

            (s) "System Operations Liabilities" shall mean (i) the obligations assumed by GSOC from OPC under the leases and other contractual undertakings identified on Schedule 1.1(aj) to the Restructuring Agreement, as such obligations exist as of the GSOC Asset Transfer Date; (ii) OPC's obligations relating to the System Operations Employees which obligations are identified on
Schedule 1.1(aj) to the Restructuring Agreement, as such obligations exist as of the Effective Date; and (iii) such other obligations relating to the performance of system operations services as OPC and GSOC shall agree upon from time to time.

            (t) "Transmission Assets" shall mean all assets of OPC of every kind and description and wherever located, which, as of the Effective Date, (A) are properly classified as transmission assets under accounts 350 to 397 of the System of Accounts as prescribed by RUS in effect on the Effective Date, or (B) qualify for treatment as "Transmission Facilities" under the ITSA or (C) are shown on OPC's books as of the Effective Date as transmission assets, plus the warehouse facility located in Conyers, Georgia, and all inventories contained therein, all claims and rights under work in progress, contracts (including the right to provide transmission services to the Members in the manner contemplated by the Transmission Contracts), leases, licenses or other agreements (whether governmental or private) and rights in condemnation proceedings and other litigation matters (including by way of counterclaim), in each case, used in or otherwise relating to its Transmission Business; provided, however, that the Transmission Assets shall not include: (i) any accounts receivable of OPC; (ii) any of the real property, buildings and fixtures constituting OPC's headquarters facility or, except as the parties may mutually agree, any equipment (except the types expressly specified above), furniture and other personal property located at OPC's headquarters facility (subject to OPC's obligations under Section 2.10 of the Restructuring Agreement to enter into certain office space leases); (iii) any books or records (subject to OPC's obligations to provide access and copies pursuant to Section 6.6 of the Restructuring Agreement); (iv) any assets which OPC owns as a tenant in common with others (except to the extent otherwise provided by the third sentence of Section 2.4(g) of the Restructuring Agreement); or (v) any step-up substation transformers located at generation facilities. For all purposes of this Agreement, "Transmission Assets" shall be limited to the assets acquired or to be acquired by GTC from OPC effective as of the Effective Date.

            (u) "Transmission Business" shall mean the performance of transmission services, and the use and ownership of and rights to the Transmission Assets and shall include the Transmission Liabilities.

            (v) "Transmission Contracts" shall mean the contracts by and between GTC and each Member (the "Member Transmission Contracts"), substantially in the form attached as

Appendix A to the Transmission Service Tariff of GTC, a draft of which tariff is attached hereto as Exhibit C, as such tariff may be revised from time to time and, when it becomes available the final form of such tariff, and the OPC Transmission Contract as defined in the Restructuring Agreement.

            (w) "Transmission Liabilities" shall mean (i) all obligations, taxes and liabilities of every kind and nature, known or unknown, contingent or otherwise, that exist as of the Effective Date and are primarily related to the Transmission Business or the Transmission Employees; and (ii) that portion of OPC's costs, expenses and other liabilities (except for the OPC Closing Date Distribution) incurred in effecting the transactions and actions contemplated hereby that corresponds to the portion of OPC's debt assumed pursuant to Section 2.4(d)(i) of the Restructuring Agreement; provided, however, that any obligations or liabilities otherwise covered by clause (i) above shall not be included as Transmission Liabilities to the extent OPC's President and Chief Executive Officer determines that it would not be in the best interests of OPC and GTC to so include them and so notifies GTC at least 10 Business Days prior to Closing. Without in any way limiting the foregoing, but subject to the foregoing proviso, the Transmission Liabilities shall include any and all costs, expenses, obligations and liabilities incurred in connection with or otherwise relating to any litigation described on Schedule 1.1(ao) of the Restructuring Agreement and not paid prior to the Effective Date. Notwithstanding the foregoing, Transmission Liabilities shall not include: (A) the GTC Assumed OPC Debt; (B) any taxes or accounts payable to the extent they arise from the conduct of the Transmission Business prior to the Effective Date; (C) any taxes of any kind imposed on OPC by reason of the consummation of the transactions contemplated by this Agreement or the Restructuring Agreement; (D) or any taxes imposed on any Members of OPC.

      1.2 Restructuring Agreement Definitions. Any capitalized terms used, but not defined, in this Agreement which are defined in the Restructuring Agreement shall have the meanings given to them in the Restructuring Agreement.

      1.3 Other Definitions. Certain other terms are defined elsewhere in this Agreement and have the meanings so indicated. A List of Certain Defined Terms immediately following the Table of Contents has been included for the convenience of the parties to assist in locating such definitions, but such list shall not affect the interpretation of this Agreement.

                                    ARTICLE 2

             NEW RELATIONSHIPS AMONG THE MEMBERS, OPC, GTC AND GSOC

      2.1 New Wholesale Power Contracts. To facilitate the restructuring, including the transfer of the Transmission Business to GTC, OPC and each Member shall execute and deliver, on or before the Closing Date and in accordance with
Article 8 of this Agreement, a New Wholesale Power Contract. Commencing as of the Effective Date, provided RUS approval has been obtained, each New Wholesale Power Contract shall govern the purchase and sale of power between OPC and each respective Member that is a party to such a New Wholesale Power Contract.

      2.2 OPC Closing Date Distribution. On the Closing Date, OPC shall make a special patronage capital distribution to (or at the direction of) all 39 of its Members in an aggregate amount determined using the methodology set forth on
Schedule 2.3 to the Restructuring Agreement (the "OPC Closing Date
Distribution").

            (a) Allocation Among Members. The OPC Closing Date Distribution shall be distributed to (or at the direction of) the 39 Members of OPC based on allocation percentages determined by dividing each Member's patronage capital in OPC as of December 31, 1995, by the total of all Members' patronage capital in OPC as of December 31, 1995.

            (b) Methodology for Charging Each Member's Patronage Account. For purposes of charging the patronage account of each of OPC's 39 Members, such distribution shall be allocated on a proportional basis to each annual period for which any portion of such Member's total patronage capital has been allocated.

      2.3 Membership in and Capitalization of GTC. At or prior to the Pre-Closing provided for in Section 8.2, the Members shall complete the actions necessary to become members of GTC (to the extent they are not already members). The Members and OPC also shall make capital contributions to GTC's capital as provided below:

            (a) Amount of Contributions. The Members shall make capital contributions on or before the first Business Day occurring more than thirty
(30) days following the Closing Date in an aggregate amount determined using the methodology specified on Schedule 2.3 of the Restructuring Agreement (the "GTC Contributions"). In the event the Board of Directors of GTC determines it necessary or advisable in connection with GTC's borrowing to pay the purchase price for the Transmission Business as provided in Section 2.4 of the Restructuring Agreement, the Members shall make the GTC contributions on such date, not earlier than the Closing Date, as shall be specified by the GTC Board. Each Member shall so contribute to the capital of GTC that portion of the GTC Contributions which is equal to the percentage of such aggregate contributions determined by dividing each Member's patronage capital in OPC as of December 31, 1995, by the total of all Members' patronage capital in OPC as of December 31, 1995.

            (b) OPC As Member of GTC. In the event OPC is admitted as a member of GTC and takes transmission services from GTC which OPC in turn provides to one or more of its Members that are not members of GTC, then OPC shall make (on or before the same date provided in subsection (a) above) a capital contribution to GTC in an aggregate amount equal to the amount of capital which such Members of OPC that are not members of GTC would have been obligated to contribute under subsection (a) above.


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

      2.4 Transmission Contracts. On or before the Closing Date and in accordance with Article 8 of this Agreement, GTC and each Member shall execute and deliver a Member Transmission Contract. Commencing as of the Effective Date, GTC shall begin providing transmission and related services to the Members pursuant to the Transmission Contracts.

      2.5 System Operations Contracts. On or before the Closing Date, and in accordance with Article 8 of this Agreement, (i) GSOC and each Member electing to do so shall execute and deliver a Member System Operations Contract; (ii) OPC and GSOC shall execute and deliver System Operations Contracts, and (iii) GTC and GSOC shall execute and deliver a System Operations Contract. On or before the Effective Date, GSOC shall begin providing system operations and related services, and OPC shall begin providing generation services to GSOC, pursuant to the System Operations Contracts.

      2.6 Membership in and Capitalization of GSOC. On or before the Closing Date, each Member that executes and delivers a New Wholesale Power Contract may (and is encouraged by OPC, GTC and GSOC to) become a member of GSOC by executing a GSOC Member Application in the form attached hereto as Exhibit F and paying the membership fee required thereby. The Members and OPC shall make capital contributions to GSOC's capital as follows:

            (a) Amount of Contributions. Within 30 days of receiving a notice from the GSOC Board of Directors requesting a capital contribution, the members of GSOC shall make capital contributions to GSOC from time to time at such time and in such amounts as shall be determined by the GSOC Board of Directors as being adequate for operations. Such required capital contributions by all GSOC members shall in the aggregate not exceed $2,000,000 without the consent of such members. Each such member's proportionate share of such contributions that are payable on or before December 31, 1997, shall be the percentage shown for the respective member on Schedule 2.6 hereto. Thereafter, each such member's proportionate share of such contributions shall be the same as such member's proportionate share of voting power as provided in GSOC's Bylaws.

            (b) OPC as Member of GSOC. If OPC provides system operations services purchased from GSOC for one or more of OPC's Members that are not members of GSOC, OPC shall make capital contributions to GSOC in an aggregate amount equal to the amount of capital which such Members of OPC that are not members of GSOC would have been obligated to contribute under subsection (a) above had they been members of GSOC and scheduled their total load through GSOC.

      2.7 Withdrawal from OPC. A form of Withdrawal Agreement and a form of Notice of Intent to Withdraw with respect to OPC are attached to this Agreement as Exhibits D and E respectively. A Member may withdraw as a member of OPC in accordance with the requirements of OPC's Bylaws, which incorporate by reference to this Agreement such forms of Withdrawal Agreement and Notice of Intent to Withdraw.


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

                                    ARTICLE 3

                      REPRESENTATIONS AND WARRANTIES OF OPC

      OPC represents and warrants to GTC, GSOC and each Member as follows:

      3.1 Organization and Qualification, Etc. OPC is an electric membership corporation duly organized, validly existing and in good standing under the laws of the State of Georgia and has the corporate power and authority to own its properties and assets and to carry on its business as it is now being conducted.

      3.2 Authorization, Etc. OPC has the corporate power and authority to execute and deliver this Agreement, the Restructuring Agreement and each additional contract which this Agreement or the Restructuring Agreement contemplates will be executed and delivered by OPC (each such contract being referred to as an "Additional OPC Contract") and to consummate the transactions and actions contemplated hereby and thereby on the part of OPC. The execution and delivery by OPC of this Agreement, the Restructuring Agreement and each Additional OPC Contract and the consummation by OPC of the transactions and actions contemplated on its part hereby and thereby have been duly authorized by the Board of Directors of OPC, and the Members of OPC have adopted the OPC Bylaw Amendments. This Agreement and the Restructuring Agreement each has been duly executed and delivered by OPC and is a valid agreement of OPC, enforceable against OPC in accordance with its terms, subject to (a) bankruptcy, insolvency and other laws of similar import, (b) principles of equity and (c) applicable public policy.

      3.3 Non-Contravention. Except as may be contemplated by this Agreement or the Restructuring Agreement, the execution and delivery by OPC of this Agreement, the Restructuring Agreement and each Additional OPC Contract and the consummation of the transactions and actions contemplated hereby and thereby, do not and will not: (a) violate any provision of the Articles of Incorporation or Bylaws of OPC; (b) violate, or result (with the giving of notice or the lapse of time or both) in a violation of any provision of, or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any obligation under, or result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon any of the property of OPC pursuant to any provision of, any mortgage, lien, lease, agreement, license, instrument, law, ordinance, regulation, order, arbitration award, judgment or decree to which OPC is a party or by which OPC is bound; (c) violate or conflict with any other restriction of any kind or character to which OPC is subject or by which any assets of OPC may be bound; or
(d) constitute an event permitting termination of any mortgage, lien, lease, agreement, license or instrument to which OPC is a party, in each case, if such violation, acceleration, entitlement to accelerate, creation or imposition of a lien, charge, pledge, security interest or other encumbrance, conflict, or event would, when taken together with all such other violations, accelerations, entitlements to accelerate, creations and impositions of liens, charges, pledges, security interests and other encumbrances, conflicts, and events, affect materially and adversely the business of OPC or OPC's ability to consummate the transactions and actions contemplated by this Agreement and by the Restructuring Agreement.

      3.4 Governmental Consents, Etc. Except for the RUS approvals contemplated by Section 7.1(c) of the Restructuring Agreement, the IRS Ruling contemplated by
Section 3.1(a) of the Restructuring Agreement, any filings and other coordination with the SEC and FERC contemplated by Sections 7.1(e) and (f) of the Restructuring Agreement, and any filings that may be required with the Federal Trade Commission and the Department of Justice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), no consent, authorization, order or approval, or filing or registration with, any governmental commission, board or other regulatory body is required to be made or obtained by OPC for or in connection with the execution and delivery by OPC of this Agreement, the Restructuring Agreement and each Additional OPC Contract and the consummation by OPC of the transactions and actions contemplated hereby and thereby, other than such as have been or, prior to the Closing Date, will be made or obtained.

                                    ARTICLE 4

                 REPRESENTATIONS AND WARRANTIES OF GTC AND GSOC

      Each of GTC and GSOC represents and warrants to OPC, each other and each Member as follows, each such corporation making each representation and warranty severally as to itself only:

      4.1 Organization and Qualification, Etc. GTC is an electric membership corporation duly organized, validly existing and in good standing under the laws of the State of Georgia. GSOC is a non-profit corporation duly organized, validly existing and in good standing under the laws of the State of Georgia. Each such corporation has the corporate power and authority to own the properties and assets it will own following the Closing Date (or following the GSOC Asset Transfer Date in the case of GSOC) and to carry on its business as it will be conducted following the Closing Date.

      4.2 Authorization, Etc. Such corporation has the corporate power and authority to execute and deliver this Agreement, the Restructuring Agreement and each additional contract which this Agreement or the Restructuring Agreement contemplates will be executed and delivered by GTC or GSOC, as the case may be (each such contract being referred to as an "Additional GTC Contract" or an "Additional GSOC Contract," respectively) and to consummate the transactions and actions contemplated hereby and thereby on the part of such corporation. The execution and delivery by such corporation of this Agreement, the Restructuring Agreement and each Additional GTC Contract or each Additional GSOC Contract, as the case may be, and the consummation by such corporation of the transactions and actions contemplated on its part hereby and thereby have been duly authorized by the Board of Directors of such corporation. This

Agreement and the Restructuring Agreement each has been duly executed and delivered by such corporation and is a valid agreement of such corporation, enforceable against such corporation in accordance with its terms, subject to
(a) bankruptcy, insolvency and other laws of similar import, (b) principles of equity and (c) applicable public policy.

      4.3 Non-Contravention. Except as may be contemplated by this Agreement or by the Restructuring Agreement, the execution and delivery by such corporation of this Agreement, the Restructuring Agreement and each Additional GTC Contract or Additional GSOC Contract, as the case may be, and the consummation of the transactions and actions contemplated hereby and thereby, do not and will not:
(a) violate any provision of the Articles of Incorporation or Bylaws of such corporation; (b) violate, or result (with the giving of notice or the lapse of time or both) in a violation of any provision of, or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any obligation under, or result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon any of the property of such corporation pursuant to any provision of, any mortgage, lien, lease, agreement, license, instrument, law, ordinance, regulation, order, arbitration award, judgment or decree to which such corporation is a party or by which such corporation is bound; (c) violate or conflict with any other restriction of any kind or character to which such corporation is subject or by which any assets of such corporation may be bound; or (d) constitute an event permitting termination of any mortgage, lien, lease, agreement, license or instrument to which such corporation is a party, in each case, if such violation, acceleration, entitlement to accelerate, creation or imposition of a lien, charge, pledge, security interest or other encumbrance, conflict, or event would, when taken together with all such other violations, accelerations, entitlements to accelerate, creations and impositions of liens, charges, pledges, security interests and other encumbrances, conflicts, and events, affect materially and adversely the business of such corporation or such corporation's ability to consummate the transactions and actions contemplated by this Agreement and by the Restructuring Agreement.

      4.4 Governmental Consents, Etc. Except for the RUS approvals contemplated by Section 7.1(c) of the Restructuring Agreement, the IRS Ruling contemplated by
Section 3.1(a) of the Restructuring Agreement, any filings and other coordination with the SEC and FERC contemplated by Sections 7.1(e) and (f) of the Restructuring Agreement, and any filings that may be required with the Federal Trade Commission and the Department of Justice under the HSR Act, no consent, authorization, order or approval, or filing or registration with, any governmental commission, board or other regulatory body is required to be made or obtained by such corporation for or in connection with the execution and delivery by such corporation of this Agreement, the Restructuring Agreement and each Additional GTC Contract or Additional GSOC Contract, as the case may be, and the consummation by such corporation of the transactions and actions contemplated hereby and thereby, other than such as have been or, prior to the Closing Date, will be made or obtained.

                                    ARTICLE 5

                  REPRESENTATIONS AND WARRANTIES OF THE MEMBERS

      Each Member represents and warrants to OPC, GTC, GSOC and each other Member as to all of the following matters.

      5.1 Organization and Qualification, Etc. Such Member is an electric membership corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, has the corporate power and authority to own all of its properties and assets and to carry on its business as it is now being conducted.

      5.2 Authorization, Etc. Such Member has the corporate power and authority to execute and deliver this Agreement, to execute each additional contract which this Agreement contemplates will be executed and delivered by such Member (each such contract being referred to as an "Additional Member Contract"), and to consummate the transactions and take the actions contemplated on its part hereby and thereby. The execution and delivery by such Member of this Agreement and each Additional Member Contract and the consummation by such Member of the transactions and actions contemplated on its part hereby and thereby have been duly authorized by such Member's Board of Directors. This Agreement has been duly executed and delivered by such Member and is a valid and binding agreement of such Member, enforceable against such Member in accordance with its terms, subject to: (a) bankruptcy, insolvency and other laws of similar import, (b) principles of equity and (c) applicable public policy.

      5.3 Non-Contravention. Except as may be indicated on Schedule 5.3 or as otherwise contemplated by this Agreement, the execution and delivery of this Agreement by such Member, the execution and delivery of each Additional Member Contract by such Member, and the consummation of the transactions and actions contemplated on its part hereby and thereby do not and will not: (a) violate any provision of the Articles of Incorporation or Bylaws of such Member; (b) violate, or result (with the giving of notice or the lapse of time or both) in a violation of any provision of, or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any obligation under, or result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon any of the property of such Member pursuant to any provision of, any mortgage, lien, lease, agreement, license, instrument, law, ordinance, regulation, order, arbitration award, judgment or decree to which such Member is a party or by which such Member is bound; (c) violate or conflict with any other restriction of any kind or character to which such Member is subject or by which any assets of such Member may be bound; or (d) constitute an event permitting termination of any mortgage, lien, lease, agreement, license or instrument to which such Member is a party, in each case, if such violation, acceleration, entitlement to accelerate, creation or imposition of a lien, charge, pledge, security interest or other encumbrance, conflict, or event would, when taken together with all such other violations, accelerations, entitlements to accelerate, creations and impositions of liens, charges, pledges, security interests and other encumbrances, conflicts, and events, affect materially and adversely the business of such Member or such Member's ability to consummate the transactions and actions contemplated by this Agreement.

      5.4 Governmental and Other Consents. Except for the RUS approvals contemplated by Section 7.1(c) of the Restructuring Agreement and any filings that may be required with the Federal Trade Commission and the Department of Justice under the HSR Act, no consent, authorization, order or approval of, or filing or registration with, any governmental commission, board or other regulatory body is required for or in connection with the execution and delivery by such Member of this Agreement and each Additional Member Contract and the consummation by such Member of the transactions and actions contemplated on its part hereby and thereby, other than such as have been or, prior to the Closing Date, will be made or obtained.

      5.5 Access to Information. Such Member has adequate access, through the Member's representation on OPC's Board of Directors and otherwise, to information regarding OPC, GTC, GSOC, the Transmission Business, the System Operations Business, and the proposed restructuring and other transactions, actions and contracts contemplated by the Restructuring Agreement and this Agreement.

                                    ARTICLE 6

                       ADDITIONAL COVENANTS AND AGREEMENTS

      6.1 Modifications to Restructuring Agreement. Each Member acknowledges and agrees that the Restructuring Agreement may be amended, and that the conditions to Closing contained therein may be waived, all in accordance with the terms of the Restructuring Agreement, and that any such amendment or waiver shall not in any way affect such Member's obligations hereunder.

      6.2 GTC Bylaws. If changes are made pursuant to Section 3.1(b) of the Restructuring Agreement in the governance provisions of the OPC Bylaw Amendments corresponding changes shall be incorporated in the Bylaws of GTC. No such change shall in any way affect any Member's obligation hereunder.

      6.3 Cost Allocations Reflected in Rates. Each Member acknowledges that the interim rate, OPC-15ir, approved and adopted by OPC's Board of Directors at its meeting on December 4, 1995, and currently applicable under the Existing Wholesale Power Contracts and Rate Schedule A to the New Wholesale Power Contracts each reflect an appropriate allocation of costs among the Members. Each Member further accepts OPC-15ir as the rate under which it agrees to purchase capacity and energy from Oglethorpe under the Existing Wholesale Power Contract until the earlier of the Effective Date or December 31, 1996, and agrees that such rate reflects a settlement among the Members as to an appropriate sharing of Oglethorpe's costs among the Members. Each Member also accepts Rate Schedule A as the rate under which it agrees to purchase capacity and energy from Oglethorpe under the New Wholesale Power Contract, and agrees that such rate reflects a settlement among the Members as to an appropriate sharing of Oglethorpe's costs among the Members. Each Member acknowledges and agrees that the cost allocations reflected in such rates are valid, binding and enforceable as to such Member as a settlement which the Member has accepted and agreed to without reliance upon any representation of OPC or any other Member as to, and notwithstanding the possible inaccuracy of any assumptions or understandings of the Member with respect to, any state of facts that may have existed at any time prior to the date hereof.

      6.4 HSR Act Filings. Following the execution of this Agreement, each party shall make appropriate filings as may be required, if any, with the Federal Trade Commission and the Department of Justice under the HSR Act, with respect to the transactions contemplated by this Agreement. In connection with any such filings, each party shall, in cooperation with each other, and from time to time thereafter, make all such further filings and submissions, and take such further actions, as may be required in connection therewith. Each party shall furnish the other all information in its possession necessary for compliance by the other with the provisions of this Section. No party shall withdraw any such filing or submission prior to the termination of this Agreement without the written consent of each other party required to file under the HSR Act.

      6.5 Consents, Authorizations, Etc. Each party hereto will use its reasonable efforts to obtain all consents, authorizations, waivers, orders and approvals from any governmental commission, board or other regulatory body, and to make all related filings and registrations, which may be necessary or desirable in connection with the consummation of any of the transactions and actions contemplated by this Agreement and by each additional contract which this Agreement contemplates will be executed by such party (each such contract applicable to a respective party being referred to as an "Applicable Additional Contract"). Each party also will use its reasonable efforts to obtain all consents, authorizations, waivers and approvals from any non-governmental third party which may be necessary or desirable in connection with the consummation of the transactions and actions contemplated by this Agreement and by each Applicable Additional Contract. Each party will cooperate fully with the other parties in assisting them to obtain such consents, authorizations, waivers, orders and approvals that the other parties need to obtain or make. Without in any way limiting the foregoing, the parties shall use their reasonable efforts to obtain all approvals of RUS contemplated by Section 6.4 of the Restructuring Agreement.

      6.6 Access; Confidentiality.

            (a) Access. Prior to and following the Closing Date, OPC, GTC and GSOC shall provide or otherwise make available to the Members all information required to be provided to the Members under applicable law, and the Members shall continue to have access to the premises, books and records, officers and employees of OPC, GTC and GSOC at reasonable hours to obtain such information.

            (b) Confidentiality. Except as otherwise required in filings which any party makes with regulatory entities, any information which any party provides to the other or to the other's Representatives, whether written or oral, which is confidential or identified as confidential shall be treated as confidential material (the "Confidential Material"), except that this shall not apply to information that is generally available to the public or becomes generally available to the public other than as a result of a disclosure by the receiving party or its Representatives. For purposes of this Agreement, the term "Representatives" shall mean a party's directors, officers, employees, attorneys, accountants, investment bankers, brokers, bankers and others engaged by such party or intended to be engaged by such party to advise it regarding the Confidential Material or the transactions contemplated hereby or thereby or to assist in financing the transactions contemplated hereby and who receive Confidential Material. It is hereby agreed that the Confidential Material will be used by the receiving party and/or its Representatives only for purposes of evaluating and facilitating the transactions contemplated hereby, and that the Confidential Material will be kept confidential by the receiving party and its Representatives; provided, however, that (i) any of such information may be disclosed to the receiving party's Representatives who need to know such information for purposes relating to the transactions contemplated hereby (it being understood that such Representatives shall be informed by the receiving party of the confidential nature of such information and shall be directed by the receiving party to treat such information confidentially), and (ii) any other disclosure of such information may be made to which the party providing the information consents in writing. The provisions of this Section 6.6(b) shall remain in effect for a period of three years after the date hereof and shall be in addition to any other confidentiality obligations and agreements that exist between or among any of the parties, which shall not be superseded or limited by this Section 6.6(b); provided, however, that following the Effective Date, GTC and GSOC and their respective Representatives shall not be restricted hereunder with respect to any information regarding the Transmission Business and the System Operations Business, respectively.

      6.7 Expenses. Whether or not the transactions and actions contemplated by this Agreement are consummated, all costs and expenses (including reasonable attorneys' and accountants' fees) incurred in connection with this Agreement, the Restructuring Agreement and the transactions and actions contemplated hereby and thereby shall be paid by the party incurring such expenses, subject to the obligation of GTC to assume that portion of OPC's expenses included in the definition of Transmission Liabilities.

      6.8 Publicity. Except as otherwise required by law, OPC shall coordinate any press releases or other public announcements with respect to this Agreement and the transactions contemplated hereby through the Closing Date, and no other party shall act unilaterally in this regard without prior consultation with OPC.

      6.9 Restrictions on Certain Exclusive Actions. Unless and until this Agreement and the Restructuring Agreement are terminated in accordance with their terms or the Closing occurs, neither OPC nor any Member unilaterally or in conjunction with less than all of OPC's 39 Members and OPC shall knowingly take any action, fail to take any action or solicit support for any action which is intended or reasonably likely to be inconsistent with any transaction, action, obligation or contract contemplated by this Agreement or by the Restructuring Agreement. The foregoing is not intended, and shall not be construed, to prevent or limit any Member's full communications with and presentation of its views regarding the foregoing matters to OPC and all of OPC's other 39 Members either in writing or at any meeting of OPC's Board of Directors or OPC's Members, duly convened in accordance with OPC's Bylaws. Instead, the foregoing restriction is intended to assure that all interested and affected parties have full opportunity to participate in any deliberations and discussions regarding the proposed restructuring and related actions, obligations and contracts that any Member may consider desirable.

      6.10 Actions to Avoid and Notices of, Breaches of Representations and Warranties. Each party: (a) shall take such actions so that such party's representations and warranties in this Agreement remain true and correct and shall not take any action that would cause such representations and warranties to cease to be true and correct; and (b) shall inform the other parties hereto promptly of any facts or circumstances that could be reasonably expected to constitute or result in a breach of any such party's representations and warranties in this Agreement.

      6.11 Additional Agreements. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use its reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective, as soon as reasonably practicable, the transactions and actions contemplated by this Agreement.

                                    ARTICLE 7

                               CLOSING CONDITIONS

      7.1 Closing Conditions. Subject to the provisions of Section 7.2 of the Restructuring Agreement permitting the Board of Directors of OPC (with the approval of RUS when applicable) to waive (in whole or in part) any condition to the obligations of OPC, GTC or GSOC under the Restructuring Agreement, each party's obligation to consummate the transactions and actions contemplated by this Agreement is subject to the fulfillment of each of the following conditions, prior to or contemporaneously with the Closing.

            (a) Conditions Under Restructuring Agreement. Each of the conditions to Closing under the Restructuring Agreement shall have been satisfied or waived in accordance with the terms of the Restructuring Agreement.

            (b) Hart-Scott-Rodino. Any applicable waiting period under the HSR Act shall have expired or been terminated, and no proceeding by the Department of Justice or the Federal Trade Commission shall be pending or threatened with respect to the transactions contemplated by this Agreement or the Restructuring Agreement, which, if determined adversely, would have a material adverse effect on the financial condition or results of operations of any Member.

                                    ARTICLE 8

                                     CLOSING

      8.1 Closing. Provided that all of the conditions set forth in Article 7 shall have been satisfied or waived, evidence of the fulfillment or waiver of such conditions shall be provided, and all documents and payments required to be delivered or made or otherwise necessary or desirable to consummate the transactions contemplated hereby (other than those consummated on the GSOC Asset Transfer Date) shall be executed and delivered and paid, by the parties hereto to each other at a closing (the "Closing") to be held at the offices of Sutherland, Asbill & Brennan, 999 Peachtree Street, N.E., Atlanta, Georgia 30309 at 10:00 a.m. Eastern time, on January 2, 1997 (or at such other date, time and place as OPC, GTC and GSOC may mutually agree).

      8.2 Pre-Closing. The parties hereto shall cooperate with one another so that: (a) a pre-Closing (the "Pre-Closing") can occur at the Atlanta offices of Sutherland, Asbill & Brennan on a date and at a time to be set by the OPC Board (on or before December 2, 1996, if possible); and (b) all documents that are a condition to Closing can be executed and delivered at or before such Pre-Closing, with such delivery being either to each other or to Sutherland, Asbill & Brennan to be held in escrow until the Closing Date and then delivered. The parties hereto agree that any document delivered in escrow to Sutherland, Asbill & Brennan may be delivered on the Closing Date to the appropriate recipient(s) without further authorization, unless Barrett K. Hawks or Cada T. Kilgore, III of Sutherland, Asbill & Brennan actually receives a written notice from the party that executed such document: indicating that a representation, warranty, certification, opinion or similar matter in such document is no longer true; setting forth the specific reason why such document cannot be delivered; and providing a substitute document which conforms as nearly as possible to the requirements applicable to the original document.

                                    ARTICLE 9

                           TERMINATION AND ABANDONMENT

      9.1 Termination and Abandonment. This Agreement and all transactions and actions contemplated hereby may be terminated and abandoned in either manner set forth below at any time prior to the Closing Date:

            (a) By Mutual Action of OPC, GTC and GSOC. By mutual action of the Boards of Directors of OPC, GTC and GSOC.

            (b) By OPC. By OPC if any condition set forth in Section 7.1 of the Restructuring Agreement or Section 7.1 of this Agreement shall not have been complied with or performed in any material respect and such non-compliance or non-performance shall not have been cured or eliminated (or by its nature cannot be cured or eliminated other than by waiver) on or before March 15, 1997.

      9.2 Procedure for Termination. The termination and abandonment of this Agreement and/or any of the transactions and actions contemplated hereby other than pursuant to mutual action under Section 9.1(a) shall be effective only when OPC gives written notice, signed by OPC, stating the grounds for such termination and abandonment, to the other parties.

      9.3 Effect of Termination. In the event of the termination and abandonment of this Agreement and/or any of the transactions and actions contemplated hereby, no party shall have any liability (regardless of fault or control) if such termination and abandonment is by mutual action pursuant to Section 9.1(a), and no party hereto shall have any liability if this Agreement and/or any of the transactions and actions contemplated hereby are otherwise terminated or abandoned in accordance with Section 9.1, unless the failure to consummate or fulfill a condition is within the reasonable control of such party, in which case the party or parties having such reasonable control shall continue to be liable hereunder.

                                   ARTICLE 10

                                  MISCELLANEOUS

      10.1 Survival. The representations and warranties of the parties contained in Articles 3, 4 and 5 hereof, other than the representation and warranty contained in Section 5.5, shall not survive the Closing. The covenants and other agreements contained in Sections 6.3, 6.6, 6.7 and 10.2 shall survive the Closing.

      10.2 Dispute Resolution and Arbitration. In the event of any disputes under this Agreement, the parties involved in such dispute shall promptly consult with one another and in good faith seek to resolve the dispute through negotiation. If such dispute cannot be settled through negotiation, the parties agree to try in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association, before resorting to arbitration or some other dispute resolution procedure; provided that a party may not invoke mediation unless it has provided the other with written notice of the dispute and has attempted in good faith to resolve such dispute through negotiation. If the parties involved in such dispute shall not have reached agreement by negotiation or mediation within 120 days as to the matter in question, then the matter in dispute shall be submitted to and settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (subject to the provisions stated below). Notwithstanding the foregoing, any party may seek immediate equitable relief, without attempting to settle a dispute through mediation, in any case where such party is entitled to equitable relief by the terms of this Agreement or otherwise.

            (a) Arbitration Procedures. The arbitrators shall have the right to employ experts to assist them in any arbitration proceeding under this Section and shall have the right to render equitable, as well as other, awards and relief. Before submitting a list of potential arbitrators to the parties for their consideration, the American Arbitration Association shall consult with each party to discuss the applicable qualifications for the proposed arbitrators. Upon request by the parties involved in the dispute, the American Arbitration Association shall select a panel of at least three arbitrators, but if no such request is made by the time the parties comment on any proposed list of arbitrators, the American Arbitration Association may select a single arbitrator unless the American Arbitration Association determines that a greater number of arbitrators is appropriate.

            (b) Arbitration Decision. Any decision of the arbitrator(s) shall be satisfied as provided in the order of the arbitrator(s). If necessary, any such decision and satisfaction procedure may be enforced by the prevailing party in any court of record having jurisdiction over the subject matter or over any of the parties.

      10.3 Specific Performance, Etc. The parties hereto acknowledge that the rights of the other parties to consummate the transactions contemplated hereby are special, unique, and of extraordinary character, and that, in the event that any party violates or threatens to violate or fails and refuses to perform any covenant made by it herein, then the other parties hereto will be without adequate remedy at law. Therefore, each party agrees, that, in the event it violates, breaches, threatens to violate or breach, or fails and refuses to perform any covenant made by it herein, then the other applicable party or parties hereto, so long as it or they are not in breach hereof, may, in addition to any remedies at law, institute and prosecute an action in a court of competent jurisdiction to enforce specific performance of such covenant or seek any other equitable relief against the defaulting party.

      10.4 Waiver. The failure of any party hereto at any time or times to require performance of any provisions hereof shall in no manner affect the right to enforce the same. No waiver by any party of any condition, or the breach of any term, provision, warranty, representation, agreement or covenant contained in this Agreement or the other contracts contemplated hereby, whether by conduct or otherwise, in any one or more instances shall be deemed or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term, provision, warranty, representation, agreement or covenant herein or therein contained.

      10.5 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if either (a) delivered personally, or by courier or nationally recognized next business day delivery service or Express Mail, (b) transmitted by telecopy mechanism, provided that any notice so given is also sent for delivery as provided in clause (a) or mailed as provided in clause (c), or (c) sent by registered or certified mail, postage prepaid, addressed to each applicable party at the address shown below (or to such other address or person as any party shall have designated by notice to the other party):

      If to OPC:        Oglethorpe Power Corporation
                        2100 East Exchange Place
                        Tucker, Georgia 30085-1349
                        Attention:  President and Chief Executive
                        Officer
                        Fax:  (770) 270-7977

      If to GTC:        Georgia Transmission Corporation
                        2100 East Exchange Place
                        Tucker, Georgia 30085-1349
                        Attention:  President
                        Fax:  (770) 270-7977

      If to GSOC:       Georgia System Operations Corporation
                        2100 East Exchange Place
                        Tucker, Georgia 30085-1349
                        Attention:  President
                        Fax:  (770) 270-7977

      If to a Member:   To the respective address shown on the signature pages

Each such notice or other communication shall be effective (i) if given by telecopy, when transmitted to the applicable number so specified in (or pursuant to) this Section and an appropriate answerback is received, or (ii) if given by any other means, when actually received at such address.

      10.6 Counterparts; Facsimile Delivery. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any party may deliver an executed copy of this Agreement and an executed copy of any documents contemplated hereby by facsimile transmission to another party, and such delivery shall have the same force and effect as any other delivery of a manually signed copy of this Agreement or such other document. Each of OPC, GTC and GSOC shall receive and retain one counterpart with original signatures of all parties to this Agreement and shall provide a copy thereof to any other party upon request.

      10.7 Headings. The headings herein are for convenience of reference only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.

      10.8 Amendment. This Agreement may be amended at any time by written instrument executed by the parties affected by such amendment.

      10.9 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions and other actions contemplated hereby is not affected in any manner adverse to any party hereto. Upon any such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions and other actions contemplated by this Agreement are consummated to the extent possible.

      10.10 Miscellaneous. This Agreement (a) constitutes, together with the Restructuring Agreement which remains in full force, the entire agreement and, except as otherwise specifically provided, supersedes all prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter hereof; (b) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder; (c) shall not be assigned, by operation of law or otherwise; and (d) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Georgia except that the Federal Arbitration Act shall govern any arbitration proceedings.

                 [Signatures are found on pages 21 through 60.]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, and their seals affixed, on the date first above written.

                                    OPC:

[CORPORATE SEAL]                    OGLETHORPE POWER CORPORATION
                                    (AN ELECTRIC MEMBERSHIP GENERATION &
                                    TRANSMISSION CORPORATION)


                                    By:  /s/ J. Calvin Earwood
                                        ----------------------------------------
                                        J. Calvin Earwood, Chairman of the Board

ATTEST:


  /s/ Gary M. Bullock
------------------------------------
Gary M. Bullock, Secretary-Treasurer

                                    GTC:

[CORPORATE SEAL]                    GEORGIA TRANSMISSION CORPORATION
                                    (AN ELECTRIC MEMBERSHIP
                                    CORPORATION)


                                    By:/s/ Charles R. Fendley
                                       -----------------------------------------
                                       Charles R. Fendley, Chairman of the Board
ATTEST:


  /s/ Roy Tollerson, Jr.
------------------------------------
Roy Tollerson, Jr., Secretary

                                    GSOC:

[CORPORATE SEAL]                    GEORGIA SYSTEM OPERATIONS
                                    CORPORATION


                                    By:  /s/ James E. Estes
                                        ----------------------------------------
                                        James E. Estes, Chairman of the Board
ATTEST:


  /s/ Jarnett W. Wigington
------------------------------------
Jarnett W. Wigington, Secretary-Treasurer

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    ALTAMAHA ELECTRIC
                                    MEMBERSHIP CORPORATION


                                    By:  /s/ Jmon Warnock
                                           -------------------------------------
                                    Name:  Jmon Warnock
                                           -------------------------------------
                                    Title:  President
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                    /s/ Bernard Hart
                                    --------------------------------------------
                                    Name:  Bernard Hart
                                           -------------------------------------
                                    Title: Secretary-Treasurer
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 346
                                    Lyons, GA 30436-0346
                                    Fax: (912) 526-4235

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    AMICALOLA ELECTRIC
                                    MEMBERSHIP CORPORATION


                                    By:  /s/ John S. Dean
                                           -------------------------------------
                                    Name:  John S. Dean
                                           -------------------------------------
                                    Title:  President/Chief Executive Officer
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                      /s/ Patricia B. Evans
                                    --------------------------------------------
                                    Name:  Patricia B. Evans
                                           -------------------------------------
                                    Title: Assistant Secretary
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 10
                                    Jasper, GA 30143-0010
                                    Fax: (706) 276-5251

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    CANOOCHEE ELECTRIC
                                    MEMBERSHIP CORPORATION


                                    By:  /s/ George C. Martin
                                           -------------------------------------
                                    Name:  George C. Martin
                                           -------------------------------------
                                    Title:  President
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                       /s/ Mourice Collins
                                    --------------------------------------------
                                    Name:  Mourice Collins
                                           -------------------------------------
                                    Title:    Secretary
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 497
                                    Reidsville, GA 30453-0497
                                    Fax:  (912) 557-4396

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    CARROLL ELECTRIC
                                    MEMBERSHIP CORPORATION


                                    By:  /s/ J. G. McCalmon
                                           -------------------------------------
                                    Name:  J. G. McCalmon
                                           -------------------------------------
                                    Title: Chairman of the Board
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:

                                      /s/ Eddie Gore
                                    --------------------------------------------
                                    Name:  Eddie Gore
                                           -------------------------------------
                                    Title:   Secretary
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 629
                                    Carrollton, GA 30117-0629
                                    Fax:  (770) 832-0240

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    THE CENTRAL GEORGIA ELECTRIC
                                    MEMBERSHIP CORPORATION


                                    By:  /s/ Benson Ham
                                           -------------------------------------
                                    Name:  Benson Ham
                                           -------------------------------------
                                    Title:   Chairman, Board of Directors
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                      /s/ D.A. Robinson, III
                                    --------------------------------------------
                                    Name:  D.A. Robinson, III
                                           -------------------------------------
                                    Title:    Secretary
                                           -------------------------------------

                                    Address for Notices:

                                    923 South Mulberry Street
                                    Jackson, GA  30233
                                    Fax: (770) 775-7857, Ext. 799

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    COASTAL ELECTRIC MEMBERSHIP
                                    CORPORATION


                                    By: /s/ John T. Woods, Jr.
                                           -------------------------------------
                                    Name: John T. Woods, Jr.
                                           -------------------------------------
                                    Title:   President
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                    /s/ M. L. Coffer
                                    --------------------------------------------
                                    Name: M. L. Coffer
                                           -------------------------------------
                                    Title:   Secretary
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 109
                                    Midway, GA  31320-0109
                                    Fax:  (912) 884-2789

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    COBB ELECTRIC MEMBERSHIP
                                    CORPORATION


                                    By: /s/ Dwight Brown
                                           -------------------------------------
                                    Name: Dwight Brown
                                           -------------------------------------
                                    Title: President/CEO
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                     /s/ Carl Hames
                                    --------------------------------------------
                                    Name: Carl Hames
                                           -------------------------------------
                                    Title:   Secretary
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 369
                                    Marietta, GA  30061-0369
                                    Fax:  (770) 429-2122

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    COLQUITT ELECTRIC
                                    MEMBERSHIP CORPORATION


                                    By: /s/ Tommy Cothron
                                           -------------------------------------
                                    Name: Tommy Cothron
                                           -------------------------------------
                                    Title: President
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                     /s/ Bobby R. Griner
                                    --------------------------------------------
                                    Name: Bobby R. Griner
                                           -------------------------------------
                                    Title: Secretary-Treasurer
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 400
                                    Moultrie, GA  31776-0400
                                    Fax:  (912) 985-6705

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    COWETA-FAYETTE ELECTRIC
                                    MEMBERSHIP CORPORATION


                                    By: /s/ Thomas C. Parker
                                           -------------------------------------
                                    Name: Thomas C. Parker
                                           -------------------------------------
                                    Title: President

                                                [CORPORATE SEAL]

                                    ATTEST:


                                     /s/ Elwood Thompson
                                    --------------------------------------------
                                    Name: Elwood Thompson
                                           -------------------------------------
                                    Title: Secretary-Treasurer
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 488
                                    Newnan, GA  30264-0488
                                    Fax:  (770) 251-9788

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    EXCELSIOR ELECTRIC
                                    MEMBERSHIP CORPORATION


                                    By: /s/ W. D. Johnson
                                           -------------------------------------
                                    Name:  W. D. Johnson
                                           -------------------------------------
                                    Title:    President
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                    /s/ Lanier A. Hunnicutt
                                    --------------------------------------------
                                    Name:  Lanier A. Hunnicutt
                                           -------------------------------------
                                    Title:   Secretary
                                           -------------------------------------

                                    Address for Notices:

                                    P.O. Box 297
                                    Metter, GA  30439-0297
                                    Fax:  (912) 685-5782

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    FLINT ELECTRIC MEMBERSHIP
                                    CORPORATION


                                    By: /s/ Walter D. Whiting
                                           -------------------------------------
                                    Name:  Walter D. Whiting
                                           -------------------------------------
                                    Title:    President
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                    /s/ Vivian K. Blackstock
                                    --------------------------------------------
                                    Name: Vivian K. Blackstock
                                           -------------------------------------
                                    Title:   Secretary
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 308
                                    Reynolds, GA  31076-0308
                                    Fax:  (912) 847-5181

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    GRADY ELECTRIC MEMBERSHIP
                                    CORPORATION


                                    By: /s/ Donald C. Cooper
                                           -------------------------------------
                                    Name:  Donald C. Cooper
                                           -------------------------------------
                                    Title:    President
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                    /s/ H. Lamar Carlton
                                    --------------------------------------------
                                    Name:  H. Lamar Carlton
                                           -------------------------------------
                                    Title:   Secretary-Treasurer
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 270
                                    Cairo, GA  31728-0270
                                    Fax:  (912) 377-7176

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    GREYSTONE POWER CORPORATION, AN
                                    ELECTRIC MEMBERSHIP CORPORATION


                                    By: /s/ C. Billy Peek
                                           -------------------------------------
                                    Name: C. Billy Peek
                                           -------------------------------------
                                    Title:   Chairman
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                    /s/ William M. Parks
                                    --------------------------------------------
                                    Name: William M. Parks
                                           -------------------------------------
                                    Title:   Secretary/Treasurer
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 897
                                    Douglasville, GA 30133-0897
                                    Fax: (770) 942-6053

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    HABERSHAM ELECTRIC
                                    MEMBERSHIP CORPORATION


                                    By: /s/ Hugh D. Rucker
                                           -------------------------------------
                                    Name: Hugh D. Rucker
                                           -------------------------------------
                                    Title:   President
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                    /s/ Carl Tallent, Jr.
                                    --------------------------------------------
                                    Name: Carl Tallent, Jr.
                                           -------------------------------------
                                    Title:   Secretary
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 25
                                    Clarkesville, GA 30523-0025
                                    Fax: (706) 754-2114, Ext. 119

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    HART ELECTRIC MEMBERSHIP
                                    CORPORATION


                                    By: /s/ Mac F. Oglesby
                                           -------------------------------------
                                    Name: Mac F. Oglesby
                                           -------------------------------------
                                    Title:   President
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                    /s/ Jerry M. Snow
                                    --------------------------------------------
                                    Name:  Jerry M. Snow
                                           -------------------------------------
                                    Title:   Secretary-Treasurer
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 250
                                    Hartwell, GA  30643-0250
                                    Fax:  (800) 486-3277

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    IRWIN ELECTRIC MEMBERSHIP
                                    CORPORATION


                                    By: /s/ Donald Wiggins
                                           -------------------------------------
                                    Name: Donald Wiggins
                                           -------------------------------------
                                    Title:   President
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                    /s/ Lorie Walters
                                    --------------------------------------------
                                    Name: Lorie Walters
                                           -------------------------------------
                                    Title:   Secretary
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 125
                                    Ocilla, GA  31774-0125
                                    Fax:  (912) 468-7009

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    JACKSON ELECTRIC MEMBERSHIP
                                    CORPORATION


                                    By: /s/ Ray C. Jones
                                           -------------------------------------
                                    Name: Ray C. Jones
                                           -------------------------------------
                                    Title: Chairman of the Board
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                     /s/ Balfour Hunnicutt
                                    --------------------------------------------
                                    Name: Balfour Hunnicutt
                                    --------------------------------------------
                                    Title: Secretary-Treasurer
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 38
                                    Jefferson, GA  30549-0038
                                    Fax:  (706) 367-6102

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    JEFFERSON ELECTRIC
                                    MEMBERSHIP CORPORATION


                                    By: /s/ James M. Andrew
                                           -------------------------------------
                                    Name: James M. Andrew
                                           -------------------------------------
                                    Title:   President
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                    /s/ Charles E. Perry, Sr.
                                    --------------------------------------------
                                    Name: Charles E. Perry, Sr.
                                           -------------------------------------
                                    Title:   Secretary-Treasurer
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 312
                                    Louisville, GA  30434-0312
                                    Fax:  (912) 625-8354

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    LAMAR ELECTRIC MEMBERSHIP
                                    CORPORATION


                                    By:/s/ E. J. Martin, Jr.
                                           -------------------------------------
                                    Name: E. J. Martin, Jr.
                                           -------------------------------------
                                    Title:   President
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                    /s/ J. H. Gunnels
                                    --------------------------------------------
                                    Name: J. H. Gunnels
                                           -------------------------------------
                                    Title:   Secretary
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 40
                                    Barnesville, GA 30204-0040
                                    Fax: (770) 358-6078

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    LITTLE OCMULGEE ELECTRIC
                                    MEMBERSHIP CORPORATION


                                    By: /s/ Grant Rowe
                                           -------------------------------------
                                    Name: Grant Rowe
                                           -------------------------------------
                                    Title:   President
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                    /s/ LaRue Fountain
                                    --------------------------------------------
                                    Name: LaRue Fountain
                                           -------------------------------------
                                    Title:   Secretary
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 150
                                    Alamo, GA  30411-0150
                                    Fax:  (912) 568-7174

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    MIDDLE GEORGIA ELECTRIC
                                    MEMBERSHIP CORPORATION


                                    By: /s/ Don Wood
                                           -------------------------------------
                                    Name: Don Wood
                                           -------------------------------------
                                    Title:   President
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                    /s/ Teda Brannen
                                    --------------------------------------------
                                    Name: Teda Brannen
                                           -------------------------------------
                                    Title:   Secretary
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 157
                                    Vienna, GA  31092-0157
                                    Fax:  (912) 268-7215

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    MITCHELL ELECTRIC
                                    MEMBERSHIP CORPORATION


                                    By: /s/ Gordon M. Sumner
                                           -------------------------------------
                                    Name: Gordon M. Sumner
                                           -------------------------------------
                                    Title:   President
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                    /s/ D. Lamar Cooper
                                    --------------------------------------------
                                    Name: D. Lamar Cooper
                                           -------------------------------------
                                    Title:   Secretary-Treasurer
                                           -------------------------------------

                                    Address for Notices:

                                    P.O. Box 409
                                    Camilla, GA  31730-0409
                                    Fax:  (912) 336-7088

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    OCMULGEE ELECTRIC
                                    MEMBERSHIP CORPORATION


                                    By: /s/ Barry H. Martin
                                           -------------------------------------
                                    Name: Barry H. Martin
                                           -------------------------------------
                                    Title:   President
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                    /s/ James E. Perry, Sr.
                                    --------------------------------------------
                                    Name: James E. Perry, Sr.
                                           -------------------------------------
                                    Title:   Secretary
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 669
                                    Eastman, GA  31023-0669
                                    Fax:  (912) 374-0759

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    OCONEE ELECTRIC MEMBERSHIP
                                    CORPORATION


                                    By: /s/ E. C. Lavender
                                           -------------------------------------
                                    Name: E. C. Lavender
                                           -------------------------------------
                                    Title:   Board Chairman
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                    /s/ Charles L. Holliman
                                    --------------------------------------------
                                    Name: Charles L. Holliman
                                           -------------------------------------
                                    Title:   Secretary/Treasurer
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 37
                                    Dudley, GA  31022-0037
                                    Fax:  (912) 676-4200

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    OKEFENOKE RURAL ELECTRIC
                                    MEMBERSHIP CORPORATION


                                    By: /s/ Robert W. Combs
                                           -------------------------------------
                                    Name: Robert W. Combs
                                           -------------------------------------
                                    Title:   President
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                    /s/ James L. Conner
                                    --------------------------------------------
                                    Name: James L. Conner
                                           -------------------------------------
                                    Title: Secretary/Treasurer
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 602
                                    Nahunta, GA  31553-0602
                                    Fax:  (912) 462-6100

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    PATAULA ELECTRIC MEMBERSHIP
                                    CORPORATION


                                    By:/s/ W. H. Boyett
                                           -------------------------------------
                                    Name: W. H. Boyett
                                           -------------------------------------
                                    Title: President
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                    /s/ James Grubbs
                                    --------------------------------------------
                                    Name: James Grubbs
                                           -------------------------------------
                                    Title:   Secretary/Treasurer
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 289
                                    Cuthbert, GA  31740-0289
                                    Fax:  (912) 732-5191

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    PLANTERS ELECTRIC
                                    MEMBERSHIP CORPORATION


                                    By: /s/ Ainsworth Zeagler
                                           -------------------------------------
                                    Name: Ainsworth Zeagler
                                           -------------------------------------
                                    Title:   Chairman of the Board
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                    /s/ Linda Josey
                                    --------------------------------------------
                                    Name: Linda Josey
                                           -------------------------------------
                                    Title:   Secretary
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 979
                                    Millen, GA  30442-0979
                                    Fax:  (912) 982-4798

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    RAYLE ELECTRIC MEMBERSHIP
                                    CORPORATION


                                    By: /s/ J. M. Sherrer
                                           -------------------------------------
                                    Name: J. M. Sherrer
                                           -------------------------------------
                                    Title:   President
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                    /s/ Jimmie Williams
                                    --------------------------------------------
                                    Name: Jimmie Williams
                                           -------------------------------------
                                    Title:   Secretary/Treasurer
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 250
                                    Washington, GA  30673
                                    Fax:  (706) 678-5381

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    THE SATILLA RURAL ELECTRIC
                                    MEMBERSHIP CORPORATION


                                    By: /s/ Jack D. Vickers
                                           -------------------------------------
                                    Name: Jack D. Vickers
                                           -------------------------------------
                                    Title: Chairman of the Board
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                    /s/ James C. Bennett
                                    --------------------------------------------
                                    Name: James C. Bennett
                                           -------------------------------------
                                    Title:   Secretary
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 906
                                    Alma, GA  31510-1006
                                    Fax:  (912) 632-8572

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    SAWNEE ELECTRIC MEMBERSHIP
                                    CORPORATION


                                    By: /s/ Rodney H. Reese
                                           -------------------------------------
                                    Name: Rodney H. Reese
                                           -------------------------------------
                                    Title: President
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                     /s/ Lee E. Pittman
                                    --------------------------------------------
                                    Name: Lee E. Pittman
                                           -------------------------------------
                                    Title: Secretary
                                           -------------------------------------

                                    Address for Notices:

                                    P.O. Box 266
                                    Cumming, GA  30130-0266
                                    Fax:  (770) 887-2363, Ext. 550
                                          OR (770) 886-8119

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    SLASH PINE ELECTRIC
                                    MEMBERSHIP CORPORATION


                                    By:/s/ Johnnie Crumbley
                                           -------------------------------------
                                    Name: Johnnie Crumbley
                                           -------------------------------------
                                    Title:   President
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                    /s/ Bob Joyce
                                    --------------------------------------------
                                    Name: Bob Joyce
                                           -------------------------------------
                                    Title:   Secretary
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 356
                                    Homerville, GA  31634-0356
                                    Fax:  (912) 487-2948

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    SNAPPING SHOALS ELECTRIC
                                    MEMBERSHIP CORPORATION


                                    By: /s/ Jarnett W. Wigington
                                           -------------------------------------
                                    Name: Jarnett W. Wigington
                                           -------------------------------------
                                    Title: Chairman of the Board
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                     /s/ Olin Bonner
                                    --------------------------------------------
                                    Name: Olin Bonner
                                           -------------------------------------
                                    Title: Secretary/Treasurer
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 509
                                    Covington, GA  30209-0509
                                    Fax:  (770) 385-2720

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    SUMTER ELECTRIC MEMBERSHIP
                                    CORPORATION


                                    By: /s/ Bob Jernigan
                                           -------------------------------------
                                    Name: Bob Jernigan
                                           -------------------------------------
                                    Title:   Chairman
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                    /s/ Ida N. Chambers
                                    --------------------------------------------
                                    Name: Ida N. Chambers
                                           -------------------------------------
                                    Title:   Secretary/Treasurer
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 1048
                                    Americus, GA  31709-1048
                                    Fax:  (912) 924-4982

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    THREE NOTCH ELECTRIC
                                    MEMBERSHIP CORPORATION


                                    By: /s/ Warren G. Garrett
                                           -------------------------------------
                                    Name: Warrent G. Garrett
                                           -------------------------------------
                                    Title:   President
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                    /s/ Bill Dozier
                                    --------------------------------------------
                                    Name: Bill Dozier
                                           -------------------------------------
                                    Title:   Secretary-Treasurer
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 367
                                    Donalsonville, GA 31745-0367
                                    Fax: (912) 524-8046

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    TRI-COUNTY ELECTRIC
                                    MEMBERSHIP CORPORATION


                                    By: /s/ Tom Thompson, Jr.
                                           -------------------------------------
                                    Name: Tom Thompson, Jr.
                                           -------------------------------------
                                    Title: President
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                     /s/ Thomas Noles
                                           -------------------------------------
                                    Name: Thomas Noles
                                           -------------------------------------
                                    Title: Secretary-Treasurer
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 487
                                    Gray, GA  31032-0487
                                    Fax:  (912) 986-4733

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    TROUP ELECTRIC MEMBERSHIP
                                    CORPORATION


                                    By: /s/ Lewis Bryant
                                           -------------------------------------
                                    Name: Lewis Bryant
                                           -------------------------------------
                                    Title:   Chairman
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                    /s/ Larry Keith
                                    --------------------------------------------
                                    Name: Larry Keith
                                           -------------------------------------
                                    Title:   Secretary
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 160
                                    LaGrange, GA  30241-0160
                                    Fax:  (706) 845-2020

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    UPSON COUNTY ELECTRIC
                                    MEMBERSHIP CORPORATION


                                    By: /s/ Hubert Hancock
                                           -------------------------------------
                                    Name: Hubert Hancock
                                           -------------------------------------
                                    Title:   President
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                    /s/ Billie H. Salter
                                    --------------------------------------------
                                    Name: Billie H. Salter
                                           -------------------------------------
                                    Title:   Secretary/Treasurer
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 31
                                    Thomaston, GA  30286-0031
                                    Fax:  (706) 647-8545

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    WALTON ELECTRIC MEMBERSHIP
                                    CORPORATION


                                    By: /s/ Doyle Mitchell
                                           -------------------------------------
                                    Name: Doyle Mitchell
                                           -------------------------------------
                                    Title: President
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                     /s/ Robin Paxson
                                    --------------------------------------------
                                    Name: Robin Paxson
                                           -------------------------------------
                                    Title: Secretary
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 260
                                    Monroe, GA  30655-0260
                                    Fax:  (770) 267-1223

                     SIGNATURE PAGE OF THE MEMBER AGREEMENT
                           DATED AS OF AUGUST 1, 1996

                                    MEMBER:

                                    WASHINGTON ELECTRIC
                                    MEMBERSHIP CORPORATION


                                    By:  /s/ T.L. Bray
                                           -------------------------------------
                                    Name: T.L.Bray
                                           -------------------------------------
                                    Title: President
                                           -------------------------------------

                                                [CORPORATE SEAL]

                                    ATTEST:


                                     /s/ Mike McCoy
                                    --------------------------------------------
                                    Name: Mike McCoy
                                           -------------------------------------
                                    Title: Secretary-Treasurer
                                           -------------------------------------

                                    Address for Notices:

                                    P. O. Box 598
                                    Sandersville, GA 31082-0598
                                    Fax: (912) 552-5552